Filed Pursuant to Rule 497(e)
Registration Nos. 333-179562; 811-22668

CLEARSHARES OCIO ETF (OCIO)
a series of ETF Series Solutions

June 3, 2019

Supplement to the
Prospectus and Statement of Additional Information,
each dated September 30, 2018
Effective immediately, the following information replaces the first paragraph under the section entitled “Management—Investment Adviser” on page 12 of the Prospectus:
ClearShares LLC (the “Adviser”), 825 3rd Avenue, 31st Floor, New York, NY 10022, serves as investment adviser to the Fund and has overall responsibility for the general management and administration of the Fund. The Adviser also arranges for transfer agency, custody, fund administration, and all other related services necessary for the Fund to operate. The Adviser is majority-owned by Deegan Holdings, LLC, a holding company controlled by Thomas E. Deegan, the Chief Executive Officer of the Adviser.
Effective immediately, the following information replaces the section entitled “Management—Portfolio Managers” on page 13 of the Prospectus:
Mark N. Hong, CFA, Managing Director
Mark has been a portfolio manager for the Adviser since 2017 and joined Clearbrook Global Advisors LLC (“Clearbrook”), an affiliate of the Adviser, in 2010. He is a Managing Director and Head of Research at Clearbrook, responsible for manager research, capital markets research, due diligence and analysis. Prior to Clearbrook, Mark was co-founder and Principal of Structured Investments Group, LLC. Previously, Mark held several roles at Sands Brothers & Co., Ltd., serving as Director of Research and was a Vice President in their asset management division, where he was a member of the firm’s Investment and Manager Selection Committees. Mark also served as Vice President of their Critical Capital Growth Fund, LP, where he completed several senior secured and mezzanine debt transactions. During his career, Mark has been involved in the sourcing, evaluation, structuring, financing, and monitoring of numerous transactions. Before joining Sands Brothers, Mark served as an Analyst with Prudential Financial’s Asset Management Division, where he supported the investment grade corporate trading desk. He is a CFA Charterholder and is a member of the New York Society of Securities Analysts. Mark received a BBA in Finance with a concentration in Financial Engineering from James Madison University. Mark has 20 years of investment experience.
Jonathan M. Chesshire, Managing Director
Jon has been a portfolio manager for the Adviser since 2017 and joined Clearbrook in 2009. Previously, Jon worked at Emergent Investments where he was Chief Investment Officer responsible for all aspects of the firm’s investment processes. Prior to Emergent, Jon was a Managing Director at Overture Investments, where his duties included oversight of the investment vehicle due diligence process, assisting in the management of a Luxembourg-based multi-vehicle mutual fund, and consulting to an Asian sovereign wealth fund. Jon was also a former Partner and Portfolio Manager at Lockwood Advisors, Inc., where he was responsible for research, development, and management of Lockwood’s discretionary mutual fund wrap portfolios. Prior to Lockwood, Jon was with Merrill Lynch where he performed manager due diligence for their consults program. Jon received a BBA and MBA from Temple University. Jon has 25 years of investment experience.
Eric J. Blasberg, CFA, Managing Director
Eric has been a portfolio manager for the Adviser since 2017 and joined Clearbrook in 1998 after having graduated from Colgate University where he received his BA in Economics. Eric’s current responsibilities at Clearbrook include client consulting, asset allocation studies, and manager research. He is a CFA Charterholder and a member of CFA Institute and the New York Society of Security Analysts. He has 20 years of investment experience.
Effective immediately, the following information replaces the first paragraph under the section entitled “Investment Adviser” on page 23 of the Statement of Additional Information:
ClearShares LLC (the “Adviser”), a Delaware limited liability company located at 825 3rd Avenue, 31st Floor, New York, NY 10022, serves as the investment adviser to the Fund. The Adviser is majority-owned by Deegan Holdings, LLC, a holding company controlled by Thomas E. Deegan, the Chief Executive Officer of the Adviser.

Please retain this Supplement with your Prospectus and Statement of Additional Information for future reference.